Capital Disclosures	12 Months Ended
Dec. 31, 2020
Disclosure of Capital Disclosures [Abstract]
CAPITAL DISCLOSURES

26. CAPITAL DISCLOSURES

Telesat is a privately held company. The Company’s financial strategy is designed to maintain compliance with the financial covenant under its Senior Secured Credit Facilities (Note 23), and to maximize returns to its shareholders and other stakeholders. The Company meets these objectives through regular monitoring of the financial covenant and operating results on a quarterly basis. The Company’s overall financial strategy remains unchanged from 2019.

The Company defines its capital as shareholders’ equity (comprising issued share capital, accumulated earnings and excluding reserves) and debt financing (comprising indebtedness and excluding deferred financing costs and prepayment options and loss on repayment as defined in Note 23).

The Company’s capital at the end of the year was as follows:

As at December 31,	2020	2019
Shareholders’ equity (excluding reserves)	$1,422,212	$1,185,950
Debt financing (excluding deferred financing costs, prepayment options and loss on repayment (December 31, 2019 - deferred financing costs and prepayment options))	$3,184,832	$3,713,192

If the Revolving Facility is drawn by more than 35% of the credit facility amount, the Senior Secured Credit Facilities require Telesat Canada to comply with a first lien net leverage ratio test. As at December 31, 2020, the first lien net leverage ratio was 3.43:1.00 (December 31, 2019 – 3.72:1.00), which was less than the maximum test ratio of 5.75:1.00. If the Revolving Facility is drawn, the former senior secured credit facilities required Telesat Canada to comply with a first lien net leverage ratio test.

The Company’s operating results are tracked against budget on a regular basis, and this analysis is reviewed by senior management. The Company partly manages its interest rate risk due to variable interest rate debt through the use of interest rate swaps (Note 27).